UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

PartnerRe Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PARTNERRE LTD.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

PARTNERRE LTD. WELLESLEY HOUSE

90 PITTS BAY ROAD

PEMBROKE HM08 BERMUDA

Shareholder Meeting to be held on May 22, 2008

Proxy Material Available at www.proxyvote.com

Notice and Proxy Statement Annual Report

PROXY MATERIAL - VIEW OR RECEIVE

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 8, 2008.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual Meeting Date: May 22, 2008 Meeting Time: 2:30 p.m. local time For holders as of: March 28, 2008

Meeting Location:

5th Floor

Wellesley House South 90 Pitts Bay Road Pembroke HM08 Bermuda

Meeting Directions:

For Meeting Directions Please Call: 1-441-292-0888

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 21, 2008. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

Election of Directors — The Board of PartnerRe Ltd. recommends that shareholders vote “For” the nominees listed below.

1. To elect four (4) directors to hold office until the 2011 annual general meeting of shareholders or until their respective successors have been duly elected.

Class III Directors:

01) Judith Hanratty 02) Rémy Sautter 03) Patrick A. Thiele 04) Jürgen Zech

Proposals — The Board of PartnerRe Ltd. recommends that shareholders vote “For” the proposals listed below.

2. To re-appoint Deloitte & Touche, the independent registered public accounting firm, as our independent auditors, to serve until the 2009 annual general meeting, and to refer decisions about the auditors’ remuneration to the Board of Directors.

3. To approve our 2005 employee equity plan, as amended and restated.

4. To consider and take action with respect to such other matters as may properly come before the Annual General Meeting or any adjournment thereof.

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